FAIR VALUE MEASUREMENTS (Tables)	6 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Schedule of liabilities measured at fair value on a recurring basis

Fair value measurements as of December 31, 2019 using significant unobservable inputs (Level 3)
Non-conversion compensation feature related to the Convertible Bond
Balance as at June 30, 2019	$758
Settlement	(753)
Change in fair-value (included within other expenses, net)	(5)

Balance as of December 31, 2019 (Unaudited)	$—

Schedule of assets measured at fair value on a nonrecurring basis
Assets measured at fair value on a nonrecurring basis as of June 30, 2019 are stated below:

	June 30, 2019
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets:
Retained equity interest in a former subsidiary (i)	$—	$—	$4,110	$4,110
Goodwill (ii)	—	—	—	—
Total assets measured at fair value on a non-recurring basis	$—	$—	$4,110	$4,110

(i)
The retained equity interest in Beijing Hollysys Intelligent Technologies Co., Ltd. was measured at fair value using the discounted cash flow method which involves significant unobservable inputs such as terminal growth rate and discount rate.

(ii)
As of June 30, 2019, the Company’s goodwill of nil was related to the acquisition of Concord Group. The Company engaged an independent third-party appraiser to assist with the valuation of the goodwill related to the Concord Group using two-step test approach, which indicated the implied fair value of the goodwill via a residual approach to be nil. Based on the test result, the Company recorded a goodwill impairment charge of $11,623.

There were no financial assets measured at fair value on a recurring basis as of June 30, 2019 and December 31, 2019. There were no assets measured at fair value on a non-recurring basis as of December 31, 2019.